44th Annual J.P. Morgan Healthcare Conference January 12, 2026 BOB DUGGAN Chairman & Co-Chief Executive Officer DR. MAKY ZANGANEH President & Co-Chief Executive Officer

Forward Looking Statement Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions or FDA decisions, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Summit defines a “positive study” as a clinical study that with one or more prespecified primary endpoints in which one of those endpoints achieves a statistically significant benefit according to the protocol or statistical analysis plan. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward- looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Therapeutics and the Summit Therapeutics logo are trademarks of Summit Therapeutics Inc. Copyright 2026, Summit Therapeutics Inc. All Rights Reserved.2 Summit Proprietary Information - Do Not Copy or Distribute JPM 2026 Presentation | 1/2026

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). 3 Anti-VEGF Anti-PD-1 US Biologics License Application (BLA) Submitted to the FDA in the Fourth Quarter 2025 Ivonescimab + Chemo vs. Chemo in 2L+ EGFRm NSCLC SUBMITTED! Abbreviations: 2L+=second-line or later line; Chemo=Chemotherapy; EGFRm=epidermal growth factor receptor mutation-positive; FDA=US Food and Drug Administration; NSCLC=non-small cell lung cancer; PD-1=programmed cell death protein 1; VEGF=vascular endothelial growth factor; vs.=versus Summit Proprietary Information - Do Not Copy or Distribute JPM 2026 Presentation | 1/2026

Summit therapeutics

Ivonescimab

Includes both Summit and Akeso trials


Anti-VEGF
Anti-PD-1

PD-1 x VEGF Class Frontrunner with Multi-Year Lead

Mission: Patients First

To improve quality of life, increase potential duration of life, by resolving serious unmet medical needs

Proven Track Record

Leadership in global oncology with a proven track record with high-speed and quality execution.

4 Global Phase III Trials

HARMONi
HARMONi-3
HARMONi-7
HARMONi-GI3

4 Phase III Trials with Positive Results — Positive Phase III Readouts to Date. *The only in-class Phase III Readouts*

14 Phase III Trials[1] — Phase III Trials in Multiple Tumor Types[1]

>4K Trial Patients — Patients Dosed in All Clinical Trials[2]

2 Chinese Approvals — Indications Approved in China by the NMPA

42 Sponsored Trials — Total Ivonescimab Trials Sponsored by Summit or Akeso[2]

116 Total Trials — Total Trials Involving Ivonescimab on clinicaltrials.gov[2]

>60K Commercial Patients in China — Patients Dosed Commercially in China

Abbreviations: PD-1=programmed cell death protein 1; VEGF=vascular endothelial growth factor; NMPA = National Medical Products Administration (China)

References: 1. Total sponsored (by Summit or Akeso) clinical trials as of January 6, 2026, via clinicaltrials.gov or public announcement; 2. Data on File 56, 57. Summit Therapeutics Inc.

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Summit therapeutics

Cooperative Binding

Potentially Drives Synergistic Anti-Tumor Activity



Anti PD-1
T Cell
Tumor Cell
Anti-VEGF
Anti-Angiogenesis
For Illustrative Purposes Only
VEGF Dimer
PD-1 Receptor in T Cell

Dual Blockade of PD-1 & VEGF[1]

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).



Anti-VEGF
Anti-PD-1

Increased Avidity in TME

Presence of VEGF-A efficiently enhances the binding affinity to **PD-1 by several fold**[1] (*in vitro*)

Enhanced Activity of T Cells

VEGF dimer leads to potential interconnection of ivonescimab molecules which **may increase activity of T cells**[1] (*in vitro*)

Intentional, Potentially Favorable Molecular Profile

Structure may lead to optimized binding in TME[1]

Targeting PD-1 may lead to better efficacy profile[1]

7 to 10-day half-life could potentially lead to a favorable safety profile.[2-4]

Abbreviations: PD-1=programmed cell death protein 1; TME=tumor microenvironment; VEGF=vascular endothelial growth factor

1. Zhong T, et al. *iScience*. 2024;28(3):111722.; 2. Zhao Y. et al., *eClinicalMedicine*. 2023; 3(62): 102106; 3. Wang L, et al. *J Thorac Oncol*. 2024;19(3):465-475; 4. Data on File 39. Summit Therapeutics Inc.

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Ivonescimab Development: Summit + Akeso Pipelines

Summit therapeutics — Phase I and II trials completed by Akeso.

TUMOR TYPE	STUDY	LINE & INDICATION	REGIMEN	PHASE (1/1b, 2, 3, Approved)	STATUS
Lung	HARMONi	2L advanced EGFRm+ NSCLC	ivonescimab + chemo vs. placebo + chemo	3	Active, Recruiting Complete
Lung	HARMONi-3	1L metastatic NSCLC	ivonescimab + chemo vs. pembrolizumab + chemo	3	Recruiting
Lung	HARMONi-7	1L metastatic PD-L1 high (≥50%) NSCLC	ivonescimab vs. pembrolizumab	3	Recruiting
Gastrointestinal	HARMONi-GI3	1L metastatic CRC	ivonescimab + chemo vs. bevacizumab + chemo	3	Recruiting

Akesobio — These ivonescimab clinical trials are being conducted in China and/or Australia and are fully sponsored and managed by Akeso.

TUMOR TYPE	STUDY	LINE & INDICATION	REGIMEN	PHASE (1/1b, 2, 3, Approved)	STATUS
Lung	HARMONi-A	2L advanced EGFRm+ NSCLC	ivonescimab + chemo vs. placebo + chemo	Approved	Active, Recruiting Complete
Lung	HARMONi-2	1L metastatic NSCLC (all PD-L1 levels)	ivonescimab vs. pembrolizumab	Approved	Active, Recruiting Complete
Lung	HARMONi-6	1L advanced or metastatic NSCLC	ivonescimab + chemo vs. tislelizumab + chemo	3	Active, Recruiting Complete
Lung	HARMONi-8A	2L advanced or metastatic NSCLC progressed on or after PD-L1 therapy	ivonescimab + docetaxel vs. placebo + docetaxel	3	Not Yet Recruiting
Lung	HARMONi-9	Consolidation treatment SCLC not progressed after chemoradiation	ivonescimab vs. placebo	3	Recruiting
Lung	AK112-205	Resectable NSCLC	ivonescimab vs. ivonescimab + chemo	2	Active, Recruiting Complete
Lung	AK112-208	1L advanced or metastatic NSCLC	ivonescimab + cadonilimab ± chemo	2	Recruiting
Breast	HARMONi-BC1	1L inoperable locally advanced/ metastatic TNBC	ivonescimab + nab-paclitaxel vs. placebo + nab-paclitaxel	3	Recruiting
Breast	AK117-203	1L metastatic TNBC	ivonescimab + chemo	2	Recruiting
Gynecologic	AK104-221	2L OC	ivonescimab ± chemo ± cadonilimab	2	Recruiting
Gynecologic	AK112-211	1L platinum-sensitive OC	ivonescimab ± chemo ± olaparib	2	Recruiting
Head and Neck	HARMONi-HN1	1L recurrent or metastatic HNSCC with PD-L1 positive (CPS ≥1)	ivonescimab + AK117 vs. placebo + pembrolizumab	3	Recruiting
Gastrointestinal	HARMONi-GI1	1L unresectable locally advanced or metastatic BTC	ivonescimab + chemo vs. durvalumab + chemo	3	Active, Recruiting Complete
Gastrointestinal	HARMONi-GI2	1L metastatic PDAC	ivonescimab + chemo ± AK117 vs. placebo + chemo	3	Recruiting
Gastrointestinal	HARMONi-GI6	1L metastatic CRC	ivonescimab + chemo vs. bevacizumab + chemo	3	Recruiting
Gastrointestinal	AK112-209	1L advanced HCC	ivonescimab ± anti-TIGIT antibody ± cadonilimab ± anti-TIGIT/TGF-β vs. sintilimab + bevacizumab	2	Recruiting
Gastrointestinal	AK112-210	1L metastatic PDAC	ivonescimab ± cadonilimab ± AG vs. AG	2	Recruiting
Gastrointestinal	AK119-202	1L or 2L microsatellite stable CRC	ivonescimab + anti-CD73 mAb ± chemo	2	Recruiting
Gastrointestinal	AK130-201	2L advanced BTC	ivonescimab ± anti-TIGIT/TGF-β or ivonescimab	2	Not yet recruiting
Various Cancers	AK117-202	1L or 2L advanced or metastatic NSCLC, GEJ, BTC, PDAC	ivonescimab + ligufalimab ± chemo	2	Active, Not Recruiting
Various Cancers	AK127-104	1L advanced malignant tumors	ivonescimab + anti-TIGIT antibody	2	Not yet recruiting

Abbreviations: 1L=first-line; 2L=second-line; AG=albumin-bound paclitaxel plus gemcitabine; BTC=biliary tract cancer; Chemo=chemotherapy; CPS=combined positive score; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutant positive; GEJ=gastroesophageal junction; HCC=hepatocellular carcinoma; HNSCC=head and neck squamous cell carcinoma; mAb=monoclonal antibody; NSCLC=non-small-cell lung cancer; OC=ovarian cancer; PD-L1=programmed cell death-ligand 1; PDAC=pancreatic ductal adenocarcinoma; SCLC=Small Cell Lung Cancer; TIGIT=T cell immunoreceptor with Ig and ITIM domains; TNBC=triple negative breast cancer; vs.=versus. Reference: ClinicalTrials.gov

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Proprietary Information - Do Not Copy or Distribute JPM 2026 Presentation | 1/20267 Ivonescimab Development Plan Ivo esci ab evelop e t: Summit Pipeline Summit initiating additional set of Phase III studies Further details coming starting in Q1 2026 References: 1. In Summit license territories, Data on File 55. Summit Therapeutics Inc. Supported = at a minimum, a notification of support communicated to PI; 2. Publications available at smmttx.com, Accessed on Jan 6, 2026. Abbreviations: 1L=first-line; 2L=second-line; ADC=antibody drug conjugate; Chemo=chemotherapy; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutant positive; ISTs=Investigator Sponsored Trials; NSCLC=non-small-cell lung cancer; PDAC=pancreatic ductal adenocarcinoma; PD-L1=programmed cell death-ligand 1; RAS=renin-angiotensin system; RASi=RAS inhibitor; RAS(ON)i=RAS inhibitor to RAS proteins in ON state (revmed.com/science, Accessed Jan 10, 2026); SCLC=small cell lung cancer; incl.=including; vs.=versus. Reference: ClinicalTrials.gov Present-time biopharma confidence in ivonescimab is a significant governor in our go-forward clinical development expense Collaborations RevMed: Novel RAS(ON)i: NSCLC, PDAC, CRC GSK: Novel B7-H3: multi-tumor incl. SCLC More Planned in 2026 >60 ISTs1 15 Currently Enrolling 5 via MD Anderson Collaboration 46 Ivonescimab Posters, Publications & Presentations2 RASi ADC llaborations >60 ISTs Supported1 >46 Phase I and II trials completed by Akeso.

Ivonescimab


Anti-VEGF
Anti-PD-1

Four Phase III Clinical Studies with Positive Results

1L NSCLC
Ivonescimab vs. **Anti-PD-1** +/- chemo

HARMONi-2 (Akesobio)

PD-L1 Positive, Monotherapy
Ivonescimab vs.
pembrolizumab

Presented at WCLC 2024
Presidential Symposium[1]
The Lancet[2]

Approved indication in China

Awaiting data maturation for OS

HARMONi-6 (Akesobio)

Squamous, PD-L1 All-Comers
Ivonescimab + chemo vs.
tislelizumab (PD-1) + chemo

Presented at ESMO 2025
Presidential Symposium[3]
The Lancet[4]

sNDA pending in China

Awaiting data maturation for OS

2L+ EGFRm NSCLC
Ivonescimab + Chemo vs. Placebo + Chemo

HARMONi-A (Akesobio)

EGFRm after a TKI
Ivonescimab + chemo vs.
placebo + chemo

Presented at ASCO 2024[5]
OS Update: SITC Nov. 2025[7]
JAMA[6]

Approved indication in China

HARMONi (Summit)

EGFRm after a 3rd-gen TKI
Ivonescimab + chemo vs.
placebo + chemo

Presented at WCLC 2025
Presidential Symposium[8]

US BLA submitted Q4 2025

References: 1. Wang C, et al. HARMONi-2. Presented at WCLC 2024.; 2. Xiong A, et al. *Lancet*. 2025;405(10481):839-849; 3. Lu S, et al. HARMONi-6. Presented at ESMO 2025.; 4. Chen Z, et al. *Lancet*. 2025;406(10515):2078-2088.; 5. Zhang L, et al. HARMONi-A study. Presented at ASCO 2024.; 6. Fang W, et al. *JAMA*. 2024;332(7):561-570.; 7. Zhang L, et al. Final OS Analysis: HARMONi-A. Presented at SITC 2025.; 8. Goldman J, et al. HARMONi. Presented at WCLC 2025. Abbreviations: 1L=first-line; 2L=second-line; ASCO=American Society of Clinical Oncology; chemo=chemotherapy; EGFRm=epidermal growth factor receptor mutation; ESMO=European Society for Medical Oncology; gen=generation; JAMA=The Journal of the American Medical Association; NSCLC=non-small cell lung cancer; OS=overall survival; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; SITC=The Society for Immunotherapy of Cancer; sNDA=Supplemental New Drug Application (for marketing authorization); TKI=tyrosine kinase inhibitor; VEGF=vascular endothelial growth factor; vs.=versus; WCLC=World Conference on Lung Cancer.

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Three Settings: Four Phase III Studies with Positive Results

Summit therapeutics HARMONi (2L+, EGFR+)



HR=0.52
(95% CI: 0.41-0.66, p<0.0001)
PFS (%)
Time (months)
Ivonescimab + Chemotherapy
Chemotherapy Alone

HARMONi	Ivonescimab + chemo (N=218)	Placebo + chemo (N=218)
TRAEs	207 (95.0%)	203 (93.1%)
Serious TRAEs	61 (28.0%)	33 (15.1%)
TRAEs Leading to Discontinuation	16 (7.3%)	11 (5.0%)
TRAEs Leading to Death	4 (1.8%)	5 (2.3%)

Goldman et al WCLC 2025

Akesobio HARMONi-2 (1L, PD-L1+)



HR=0.51
(95% CI: 0.38-0.69, p<0.0001)
PFS (%)
Time (months)
Ivonescimab
PD-1 (Pembrolizumab)

HARMONi-2	Ivonescimab (N=197)	PD-1 (pembrolizumab) (N=199)
TRAEs	177 (89.8%)	163 (81.9%)
Serious TRAEs	41 (20.8%)	32 (16.1%)
TRAEs Leading to Discontinuation	3 (1.5%)	6 (3.0%)
TRAEs Leading to Death	1 (0.5%)	2 (1.0%)

Xiong A et al Lancet 2025; 402:839-49

Akesobio HARMONi-6 (1L, squamous)



HR=0.60
(95% CI: 0.46-0.78, p<0.0001)
PFS (%)
Time (months)
Ivonescimab + Chemotherapy
PD-1 (Tislelizumab) + Chemotherapy

HARMONi-6	Ivonescimab + chemo (N=266)	PD-1 (tislelizumab) + chemo (N=265)
TRAEs	264 (99.2%)	261 (98.5%)
Serious TRAEs	86 (32.3%)	80 (30.2%)
TRAEs Leading to Discontinuation	9 (3.4%)	11 (4.2%)
TRAEs Leading to Death	8 (3.0%)	10 (3.8%)

Chen Z et al Lancet 2025; 406:2078-2088

Ivonescimab demonstrated statistically significant and clinically meaningful PFS benefit in patients with NSCLC in Ph III studies

Regulatory approvals in China based on HARMONi-A and HARMONi-2; HARMONi-6 currently under regulatory review in China

Abbreviations: 1L=first-line; 2L=second-line; chemo=chemotherapy; CI=confidence interval; EGFR+=epidermal growth factor receptor positive; HR=hazard ratio; NSCLC=non-small cell lung cancer; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; PFS=progression-free survival; TRAE=treatment-related adverse event; WCLC=World Conference on Lung Cancer. Reference: clinicaltrials.gov

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Summit therapeutics

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Ivonescimab Milestones Achieved

2024

HARMONi-A (Akesobio)

- **Data, PFS, iOS:** Ph3 2L+ EGFRm NSCLC (China)[4,5]
- **NMPA Approval:** 2L+ EGFRm NSCLC (China)

HARMONi-3 (Summit Therapeutics)

- **Trial Amendment:** Ph3 1L NSCLC: Initiation of Non-Squamous Portion in Addition to Enrolling Patients with Squamous NSCLC (Global)[3]

HARMONi-2 (Akesobio)

- **Data, PFS:** Ph3 1L NSCLC PD-L1+ (China)[1]

HARMONi-7 (Summit Therapeutics)

- **FPI**: Ph3 1L NSCLC PD-L1 High (Global)[2]

2025

HARMONi-2 (Akesobio)

- **Data, iOS:** Ph3 1L NSCLC PD-L1+ (China)[6,7]
- NMPA Approval: 1L NSCLC PD-1+ (China)

HARMONi-6 (Akesobio)

- **Data, PFS:** Ph3 1L NSCLC SQ (China) @ ESMO[8,9]

HARMONi (Summit Therapeutics)

- **Data, PFS & OS:** Ph3 2L+ EGFRm NSCLC (Global) @ WCLC[10]
- **FDA Submission:** 2L+ EGFRm NSCLC (US)

HARMONi-A (Akesobio)

- **Data, OS:** Ph3 2L+ EGFRm NSCLC (China) @ SITC[11]

HARMONi-GI3 (Summit Therapeutics)

- **FPI:** Ph3 1L CRC (Global)

References: 1. Wang C, et al. HARMONi-2. Presented at WCLC 2024.; 2. Passaro A, et al. HARMONi-7 TiP. Presented at ELCC 2025.; 3. Zhang J, et al. HARMONi-3 TiP; 4. Zhang L, et al. HARMONi-A study. Presented at ASCO 2024.; 5. Fang W, et al. *JAMA*. 2024;332(7):561-570.; 6. Xiong A, et al. *Lancet*. 2025;405(10481):839-849; 7. Summit Press Release. April 25, 2025.; 8. Lu S, et al. HARMONi-6. Presented at ESMO 2025.; 9. Chen Z, et al. *Lancet*. 2025;406(10515):2078-2088.; 10. Goldman J, et al. HARMONi. Presented at WCLC 2025.; 11. Zhang L, et al. Final OS Analysis: HARMONi-A. Presented at SITC 2025.

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Abbreviations: 1L=first-line; 2L=second-line; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutant; ESMO=European Society for Medical Oncology; FDA=US Food and Drug Administration; FPI=first patient in; iOS= interim overall survival; NSCLC=non-small-cell lung cancer; OS=overall survival; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; PD-L1+=PD-L1 positive; PFS=progression-free survival; Ph3=Phase 3; SITC=Society for Immunotherapy of Cancer; SQ=squamous; US=United StatesWCLC=World Conference on Lung Cancer.

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China Ivonescimab Clinical Questions Answered in 2025 Ivonescimab + Chemo vs. Tislelizumab + Chemo in 1L NSCLC 4,5 Ivo monotherapy: clinically meaningful early OS trend vs. pembro monotherapy (OS HR = 0.777 at 39% maturity based on health authority- requested interim analysis)2 Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Global Potential for positive results from China studies to translate to the west? Ivonescimab + Chemo vs. Chemo in 2L+ EGFRm NSCLC 1 Potential for positive PFS data to translate to positive OS data? Potential for positive monotherapy results to be sustained with addition of chemotherapy? Ivonescimab + Chemo vs. Chemo in 2L+ EGFRm NSCLC 2 References: 1. Goldman J, et al. HARMONi. Presented at WCLC 2025.; 2. Zhang L, et al. Final OS Analysis: HARMONi-A. Presented at SITC 2025.; 3. Summit Press Release. April 25, 2025.; 4. Lu S, et al. HARMONi-6. Presented at ESMO 2025.; 5. Chen Z, et al. Lancet. 2025;406(10515):2078-2088. Abbreviations: 1L=first-line; 2L=second-line; Chemo=chemotherapy; EGFRm+=epidermal growth factor receptor mutant positive; NSCLC=non-small- cell lung cancer; HR=hazard ratio; OS=overall survival; PFS=progression-free survival; vs.=versus. Reference: ClinicalTrials.gov Strong OS Trends, HR <0.80 1,3 Summit Proprietary Information - Do Not Copy or Distribute JPM 2026 Presentation | 1/202611

Shaping the Path to Become a Commercial Entity


Anti-VEGF
Anti-PD-1

1Q26 — **Further details** beginning this quarter on new global Phase IIIs

1H26 — **HARMONi-3 SQ:** Completion of enrollment expected

2H26
- **HARMONi-3 SQ:** PFS, interim OS data readout expected
- **HARMONi-3 nSQ:** Completion of enrollment expected
- **HARMONi:** BLA Decision in 2L+ EGFRm NSCLC expected

1H27 — **HARMONi-3 nSQ:** PFS data readout expected

Abbreviations: 2L=second-line; BLA=Biologics License Application; EGFRm+=epidermal growth factor receptor mutant positive; NSCLC=non-small-cell lung cancer; nSQ=non-squamous; OS=overall survival; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; PFS=progression-free survival; SQ=squamous; VEGF=vascular endothelial growth factor.

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Proprietary Information - Do Not Copy or Distribute JPM 2026 Presentation | 1/2026 Strong Balance Sheet to Kick Off 2026 13 ~$710M Unaudited Cash as of 12/31/2025 $0 No Debt as of 12/31/2025

Platform Opportunity

>50 approved indications[1]

for PD-(L)1 Inhibitors + VEGF Inhibitors

Checkpoint Inhibitor Global Market

>$90B in 2028[2]

>$20B NSCLC

PD-(L)1: >$50B in 2024[3]

$30B pembrolizumab in 2024[4]

+

VEGF Inhibitor Global Market

>$20B in 2028[5]

>$110B

Potential growth beyond current PD-(L)1 & VEGF indications

Examples of opportunities include: PD-L1 low TNBC, EGFRm NSCLC

1. KEYTRUDA® USPI, OPDIVO® USPI, LIBTAYO® USPI, IMFINZI® USPI, BAVENCIO® USPI, JEMPERLI® USPI, TECENTRIQ® USPI, ZYNYZ® USPI, AVASTIN® USPI, CYRAMZA® USPI, LENVIMA® USPI, INLYTA® USPI, SUTENT® USPI. 2. TD Cowen and IQVIA, estimates. 3. Stifel report, estimate; compilation of Form 10-K and 20-F as filed with the US SEC. 4. MRK 2024 Form 10-K, as filed with the US SEC. 5. TD Cowen and IQVIA, estimate. Abbreviations: EGFRm=epidermal growth factor receptor mutation; NSCLC=non-small-cell lung cancer; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; TNBC=triple-negative breast cancer; VEGF=vascular endothelial growth factor

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Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Summit therapeutics

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Proprietary Information - Do Not Copy or Distribute JPM 2026 Presentation | 1/202615 Bob Duggan Chairman & Co-Chief Executive Officer Dave Gancarz Chief Business & Strategy Officer Manmeet Soni Chief Operating Officer & Chief Financial Officer Dr. Maky Zanganeh President & Co-Chief Executive Officer Dr. Allen Yang Chief R&D Officer Dr. Fong Chow Chief Biometrics Officer Dr. Urte Gayko Chief Regulatory, Pharmacovigilance & Quality Officer Dr. Jack West VP, Medical Affairs and Thoracic Oncology Expert